UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 17, 2023

AVANT TECHNOLOGIES, INC.

(f/k/a TREND INNOVATIONS HOLDING INC.)

(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation or organization)	333-225433 (Commission File Number)	38-4053064 (I.R.S. Employer Identification Number)

c/o Eastbiz.com, Inc 5348 Vegas Drive, Las Vegas, NV 89108

(Address and telephone number of principal executive offices)

(Issuer’s telephone number)

(702) 509-1747

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act: Not applicable.

Title of each class	Trading Symbol	Name of each exchange on which registered
Not applicable

Item 1.01	Entry into a Material Definitive Agreement.

Item 3.02	Unregistered Sales of Equity Securities

On August 17, 2023, Avant Technologies, Inc. (the “Company”) and Timothy Lantz (“TL”) entered into a Chief Product & Market Strategy Advisor Compensation Agreement (Agreement effective date of August 1, 2023) pursuant to which TL agrees to provide certain product & marketing consulting services similar in nature to the combined services a Chief Product Officer and Chief Marketing Officer at a Nasdaq listed technology company of the same size as the Company would provide.

In consideration for providing the services, TL will receive a quarterly base compensation of $375,000 payable in shares of common stock of the Company, provided that at least 40% of the quarterly base compensation shall be paid in cash (the “TL Shares”). The TL Shares will be paid on a quarterly basis at the beginning of each quarter, prorated for partial quarters, commencing April 1, 2025. The number of TL Shares to be issued on a quarterly basis shall be determined by dividing the portion to be paid in shares (which is the quarterly pay for three months, less the cash portion) by 85% of the Company’s 10-day VWAP prior to issuance, which shall at no point be less than $0.10 per share. Once the Company’s Stock is listed on Nasdaq or any other National Stock Exchange, the Company shall pay the Advisor a quarterly fee of $450,000 during the Term, retroactive to August 1, 2023 and for any Additional Term.

The foregoing is only a brief description of the material terms of the above corporate actions and agreements and does not purport to be a complete description of the rights and obligations of the parties under those agreements, and such descriptions are qualified in their entirety by reference to the agreements which are filed as exhibits to this Current Report.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Chief Product & Market Strategy Advisor Compensation Agreement between Avant Technologies Inc. and Timothy Lantz executed August 17, 2023, and effective as of August 1, 2023

SIGNATURES

In accordance with the requirements of the Securities Act of 1933, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: August 18, 2023	AVANT TECHNOLOGIES INC.

	By:	/s/	Vitalis Racius
		Name:	Vitalis Racius
		Title:	Treasurer, Director, Principal Financial and Accounting Officer